Regan Fixed Rate MBS ETF
Schedule of Investments
June 30, 2025 (Unaudited)

AGENCY MORTGAGE-BACKED SECURITIES - 54.4%	Par	Value
Federal Home Loan Mortgage Corp.
Series 4094, Class ME, 2.50%, 08/15/2042	101,604	$90,459
Series 4096, Class HA, 2.00%, 12/15/2041	244,322	224,752
Series 4183, Class ME, 2.00%, 02/15/2042	106,826	102,784
Series 4550, Class DA, 3.00%, 03/15/2044	139,124	135,878
Series 4705, Class MG, 2.50%, 07/15/2047 (a)	761,432	621,281
Series 5124, Class DH, 2.00%, 01/25/2048	96,139	82,800
Federal National Mortgage Association
Series 2011-111, Class ME, 4.00%, 11/25/2041 (a)	72,513	65,624
Series 2012-19, Class HB, 4.00%, 01/25/2042 (a)	66,252	62,691
Series 2013-54, Class PC, 1.10%, 05/25/2043	401,604	345,492
Series 2013-58, Class KG, 2.50%, 02/25/2043	308,149	282,951
Series 2017-53, Class PA, 2.00%, 07/25/2047	605,834	506,685
Series 2019-40, Class PD, 2.50%, 07/25/2049	283,329	241,127
Series 2020-15, Class EC, 2.50%, 10/25/2049	351,577	307,286
Series 2020-48, Class DA, 2.00%, 07/25/2050	315,605	265,577
Series 2021-30, Class NC, 1.50%, 03/25/2048	178,733	157,764
Series 2021-56, Class YA, 1.50%, 02/25/2051	734,471	612,483
Series 2021-58, Class KC, 1.50%, 04/25/2051	587,252	498,013
Government National Mortgage Association
Series 2019-86, Class WC, 2.00%, 03/20/2049 (a)	90,286	74,204
Series 2021-73, Class YK, 1.25%, 04/20/2051	703,757	544,353
Series 2021-76, Class NC, 1.00%, 08/20/2050	916,286	699,791
TOTAL AGENCY MORTGAGE-BACKED SECURITIES (Cost $5,779,837)		5,921,995

SHORT-TERM INVESTMENTS - 48.0%		Value
Money Market Funds - 4.5%	Shares
First American Treasury Obligations Fund - Class X, 4.22% (b)	495,486	495,487

U.S. Treasury Bills - 43.5%	Par
4.17%, 07/24/2025 (c)	750,000	748,003
4.22%, 07/31/2025 (c)	4,000,000	3,986,154
		4,734,157
TOTAL SHORT-TERM INVESTMENTS (Cost $5,229,486)		5,229,644

TOTAL INVESTMENTS - 102.4% (Cost $11,009,323)		11,151,639
Liabilities in Excess of Other Assets - (2.4)%		(258,003)
TOTAL NET ASSETS - 100.0%		$10,893,636
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $749,596 or 6.9% of net assets as of June 30, 2025.

(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(c)	The rate shown is the annualized effective yield as of June 30, 2025.

Regan Fixed Rate MBS ETF
Schedule of Futures Contracts
June 30, 2025 (Unaudited)

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation Depreciation)
U.S. Treasury 5 Year Note	(30)	09/30/2025	$3,270,000	$(2,445)
Net Unrealized Appreciation (Depreciation)				$(2,445)

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Regan Fixed Rate MBS ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Agency Mortgage-Backed Securities	–	5,172,399	749,596	5,921,995
Money Market Funds	495,487	–	–	495,487
U.S. Treasury Bills	–	4,734,157	–	4,734,157
Total Investments	495,487	9,906,556	749,596	11,151,639

Liabilities:
Other Financial Instruments:
Futures Contracts*	(2,445)	–	–	(2,445)
Total Other Financial Instruments	(2,445)	–	–	(2,445)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of June 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

Fair Value Measurement Using Significant Unobservable Inputs	Level 3
Beginning balance as of April 30, 2025	$0
Purchases	758,946
Accrued discounts/premiums	1,346
Sale/paydown proceeds	(10,205)
Realized gain/loss	852
Ending balance as of June 30, 2025	$749,596
$0
Change in unrealized appreciation / depreciation still held as of June 30, 2025	$(1,343)
0